UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2006


                              ARK RESTAURANTS CORP.
                              ---------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-14030



           New York                                               13-3156768
-------------------------------                              -------------------
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                                 85 Fifth Avenue
                               New York, NY 10003
             (Address of principal executive offices, with zip code)


                                 (212) 206-8800
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition

     On December 20, 2006, Ark Restaurants Corp. issued a press release announcing its financial results for its fourth quarter and fiscal year ended September 30, 2006, the text of which is furnished herewith as Exhibit 99.1.

Item 8.01 - Other Events.

     On December 20, 2006, Ark Restaurants Corp. issued a press release declaring special dividend of $3.00 per share in addition to its regular quarterly dividend of 35 cents per share on its common stock, to be paid on February 1, 2007 to shareholders of record at the close of business on January 24, 2007, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

          (c)           Exhibits

          99.1  Copy of Press Release issued December 20, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    ARK RESTAURANT CORP.


                                                    By: /s/ Michael Weinstein
                                                        ------------------------
                                                        Chief Executive Officer




Date: December 20, 2006







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INDEX TO EXHIBITS

Exhibit         Description
-------         -----------
99.1            Press Release dated December 20, 2006 entitled "Ark Restaurants
                Announces Financial Results for the Fourth Quarter and Full Year
                2006 and Declares Special and Regular Dividend."